UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 13, 2011

CHINA INTERNET CAFÉ HOLDINGS GROUP, INC.
 (Exact name of registrant as specified in its charter)

Nevada	000-52832	98-0500738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

#2009-2010, 4th Building, Zhuoyue Century Centre, FuHua Third Road, FuTian Disctrict, Shenzhen, Guangdong Province People's Republic of China	518000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 011-86-755-8989-0998

Copies to:
Gregory Sichenzia, Esq.
Benjamin Tan, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On September 13, 2011, China Internet Cafe Holdings Group, Inc. (the “Company”)  made a presentation to investors and potential investors at the Rodman & Renshaw Annual Global Investment Conference held at the Waldorf = Astoria Hotel in New York City.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item9.01	Financial Statements and Exhibits.

(d)	Exhibits
99.1 China Internet Café Holdings Group, Inc., Power Point Presentation, dated September 13, 2011

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA INTERNET CAFÉ HOLDINGS GROUP, INC.
Dated: September 15, 2011
	By:	/s/ Dishan Guo
	Name:	Dishan Guo
	Title:	Chief Executive Officer